EXHIBIT 99.1

   Heat Biologics  Corporate PresentationJanuary 2019

 Forward Looking Statements  This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to complete clinical trials and make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2017 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   2

 To activate CD8+ “Killer” T-cells to turn “COLD” tumors “HOT”  3  Our Mission  We seek to combine with checkpoint inhibitors and other immunotherapies to dramatically increase their effectiveness   3

Heat Biologics

Investment Highlights

Potential Best in Class Oncology Treatment - T-cell activating platform (TCAP) produces allogeneic, off-the-shelf therapies designed to activate the immune system to turn immunologically "cold" tumors "hot"

Combination Effect - Our therapies are designed to be administered with checkpoint inhibitors and other immuno-modulators to enhance immune response

Off-the-shelf Therapies - We can administer drug immediately without extracting patient material, simplifying treatment and substantially lowering cost of goods sold

Clinical Data with Checkpoint Inhibitors - Positive interim data from ongoing Phase 2 trial of HS-110 + checkpoint inhibitor in non-small cell lung cancer (NSCLC)

Diverse Technology Platforms - Multiple complementary platform technologies

Strong Management Team - Senior team with broad experience in biotech, pharma, clinical development and research

4

   5  Cold Tumors  Tumors that have not been subject to robust CD8+ “Killer” T-cell attackBiopsied tumors contain minimal CD8+ T-cells  Hot Tumors  Tumors that have been subject to robust CD8+ “Killer” T-cell attack Biopsied tumors are loaded with CD8+ T-cells    HOT tumors are associated with clinical response  What are Hot and Cold Tumors?

Heat Biologics

Current NSCLC checkpoint inhibitor treatment

Unmet medical need in 2nd line NSCLC

17% - 20% response rate in a PD-L1 unselected population*


Current Responders
Hot Tumor
Cold Tumor
Checkpoint Inhibitor Monotherapy
Goal
Target Responders
Hot Tumor
Cold Tumor
Heat Biologics Combination Therapy

Combination therapies can improve patient outcomes

**Borghaei H, et al. NEJM 2015;373:1627-39*
**Nishio M, et al. JCO 2015; 33:15_suppl, 8027-8027*

6

             7  Immuno-Oncology Combination Therapy  The three legs of an Immuno-Oncology Stool  T-cell Activation  Co-stimulation  Checkpoint Inhibition  Heat’s Core Focus  Heat’s goal is to dramatically increase the number of patients responding to checkpoint inhibitors

Heat Biologics

Combination Therapies

Unlocking the Body's Natural Defenses with a Broad Range of Combination Therapies


T-cell Activation
Co-Stimulation
ImPACT® Therapy
Cell-based Delivery of Multiple Antigens
Activation of Patients' CD8+ "Killer" T-cells
Pelican PTX-35
Monoclonal Antibody
Pelican PTX-15
Fusion Protein
ComPACT™ Therapy
Cell-based Delivery of Multiple Antigens
Activation of Patients' CD8+ "Killer" T-cells
Co-Stimulation to Enhance T-cell Activation and Expansion
Heat Technologies
Combined with
Checkpoint Inhibitors
PD1/PDL1
CTLA-4
Lag-3
TIM-3
Plus others

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Heat Biologics

Introducing gp96

*The Immune System's "Swiss Army Knife"**


Cell Membrane
Antigen
gp96
Antigen
Leash
Tethered to our cells with a "KDEL" leash
Endoplasmic Reticulum

"Molecular Warning System"

- Natural biological process to deliver proteins (antigens) & gp96 adjuvant to our immune system
- Gp96 "chaperones" newly-created proteins to the cell membrane where they are released and embedded
- Activates a cytotoxic T-cell response to the antigen it is carrying when cells die through necrosis
  - Enables MHC I antigen cross-presentation to CD8+ T-cells
- Gp96 + protein are only naturally released via necrosis
  - Exposure of gp96 outside the cell activates an immune response to the antigen it is carrying
  - Enables MHC I antigen cross-presentation specifically to CD8+ T-cells
- Among the most powerful adjuvants and the only adjuvant to show exclusive specificity to CD8+ ("killer") T-cells
  - Provides long-term immunity against the infectious agent

Schild, H. & Rammensee, H. **Gp-96 – The Immune System's Swiss Army Knife. Nature Immunology 2, 100-101 (2000)*

9

Heat Biologics

ImPACT Platform

"Severing the Leash"

Heat Biologics*ImPACT*® technology reprograms cancer cells to continuously secrete their own antigens bound to heat shock protein gp96 to seek out and destroy a variety ofumors


Cell Membrane
gp96
Antigen
Endoplasmic Reticulum

- Genetically modify tumor cells by "severing the leash" that binds the gp96 to the endoplasmic reticulum of the cell and replacing it with a sequence that pumps gp96 out of the cell
- Enables living cancer cells to "pump-out" their own surface antigens along with their gp96 chaperone
  - Mimics necrotic cell death
- Activates a powerful pan-antigen cytotoxic T-cell immune response

Heat Biologics *ImPACT* technology removes the leash that binds gp96 to the cell, replacing with a sequence that allows cells to continually secrete gp96 along with their "chaperoned" antigen

10

Heat Biologics

ImPACT®: Immune Pan-antigen Cytotoxic Therapy


ImPACT Cell
Cancer-killing T-cell

Cluster of five 0.1 mL intradermal injections

ImPACT cells
secrete antigens designed to specifically activate patient's killer T-cells

T-cells circulate to destroy patient's tumor


Activation Cell

Activated cells **EXPRESS** chaperoned antigens


Chaperoned
Dendritic Cell
CD8+ T Cell
Dendritic Cell

Chaperoned antigens activate dendritic cells, which then **ACTIVATE** & **PROLIFERATE** CD8+ T-cells


CD8+ T Cells
Tumor Cells

CD8+ T-cells locate and **ELIMINATE** cancer cells

Heat's unique cell-secreted gp96 drives activation of <u>dendritic cells</u> via TLR signaling and <u>CD8+ T cells</u> via antigen cross presentation

11

 ImPACT + Opdivo Combination Therapy  12  Source: BMS images  Potential to improve clinical responses and survival, without additional toxicity

Heat Biologics

Product Pipeline

Combination Therapies Designed to Activate CD8+ T-cells Against Cancer

Combination Therapies	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Approved	Comments
HS-110 (viagenpumatucel-L)	NSCLC						ImPACT® activation technology in combination with nivolumab and other checkpoint inhibitors TBA
HS-130	NSCLC						ComPACT™ activation technology in combination with checkpoint inhibitors TBA
Co-stimulators							
PTX-35	TBA						Humanized monoclonal antibody, functional agonist of human TNFRSF25 ($15.2M CPRIT grant)
PTX-15	TBA						TL1A-Ig fusion protein, functional agonist of human TNFRSF25

- Clinical proof of mechanism activating an immune response
- Activated T-cell immune response seen at 10 weeks
- T-cell infiltration seen deep inside tumors
- Positive safety profile to date

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Heat Biologics

HS-110 (DURGA) Phase 2 Master Protocol: Design

A Phase 1b/2 study of Viagenpumatucel-L (HS-110) in Combination with Multiple Treatment Regimens in Patients with Non-Small Cell Lung Cancer (the "DURGA" Trial)

Objective	● Evaluate objective response rate of HS-110 and anti-PD-1 immune checkpoint inhibitor and other agents
Patient Population	● NSCLC ● Adenocarcinoma and squamous cell carcinoma ● 2nd line therapy
Endpoints	● Safety and tolerability, immune response, objective response rate, duration of response, overall survival and progression -free survival
Enrollment	● Up to 25 U.S. sites ● Up to 120 patients TBD by iDMC ● Partnership with Yale Cancer Center on TIL analysis


Phase 2
Enroll
HS-110 & nivolumab
• All comer population to include:
• IO naïve & IO experienced
• Adeno and squamous cell
HS-110 weekly intradermally for 18 weeks; nivolumab i.v. every other week until progression
HS-110 + anti-PD-1 + other immune modulating agent
HS-110 + anti-PD-1 + chemotherapy
Possible additional arms
Flexible trial design permits additional combinations

14

                 Baseline(Cold)  Week 10(Hot)  TIL Infiltration Associated with Clinical Response  15                  Patient 1:Partial Response at Week 18  High CD8+ TIL (>10%)                  Patient 2:Partial Response at Week 9  High CD8+ TIL (>10%)      Patient 3:Partial Response at Week 18  Low CD8+ TIL (<10%)  High CD8+ TIL (>10%)              “Killer” CD8+ T-cells driven deep into tumors“Cold” tumors with no previous activation made highly active (”HOT”)Expression of PD-L1 increased with CD8+ T-cell infiltration in some tumors  Low CD8+ TIL (<10%)  Low CD8+ TIL (<10%)  Early Results from DURGA Trial: Clinical Evidence that HS-110 is Turning COLD Tumors HOT

 Survival Data Are Still MaturingMedian Overall Survival Not Yet Reached   16  ITT survival curve has not yet reached medianMedian OS of nivolumab alone = 12.2 months  mOS nivolumab12.2 months*    *N Engl J Med 2015; 373: 1627-1639

 17  Change in tumor size from Baseline (%)  All evaluable ITT patients with a baseline and on-treatment scan (n=27)   All enrolled patients (ITT) with a baseline and on-treatment scan  Best Target Lesion Response

 Overall Target Lesion Responses are Durable and Long Lasting  Change from Baseline (%)  All enrolled patients (ITT) with a baseline and on-treatment scan  Days From First Dose  18

 Target Lesion Response Based on Initial CD8+ TIL Status  19  Change from Baseline (%*)  CD8+ TIL Evaluable ITT Population  Change from Baseline (%*)        High CD8+ TIL at Baseline  Low CD8+ TIL at Baseline  50%  20%  25%  20%  60%  30%  50%  5%  5%  5%  5%  5%  5%  10%  0%  1%  * % of CD8+ T-cells in tumor tissue at baseline  Encouraging data in “Cold Tumor” Patients Who Typically Do Not Respond Well to PD-1 Inhibitors  4 of 9 low CD8+ TIL achieved a partial clinical response

 Durable Target Lesion Responses Based on Initial CD8+ TIL Status  20  Low CD8+ TIL  High CD8+ TIL  Change from Baseline (%)  Tumor Type at Baseline  CD8+ TIL Evaluable ITT Population  Days from First Dose  Durable target lesion responses (> 6 months) observed in difficult-to-treat low TIL “cold” patients

Heat Biologics

Encouraging Overall Survival Based on CD8+ TIL Status


PD
PD
PD
PD
PD
SD
PD
PR
SD PR
PD SD PR
PD
PR
SD
SD * PD
PD
PD
HS-110 Treated Patients
0
100
200
300
400
500
600
700
800
Days Known to Be Alive
Tumor Type at Baseline
Low CD8+ TIL
High CD8+ TIL
Reported Death
Ongoing Response
* CR of Non Target Lesion
PD – Progressive Disease
PR – Partial Response
SD – Stable Disease

TIL Evaluable ITT Population

21

 Target Lesion Response Based on Initial PD-L1 Status  22  Change from Baseline (%)  PD-L1 Evaluable ITT Population  Change from Baseline (%)  >1% PD-L1 Tumor Type at Baseline  <1% PD-L1 Tumor Type at Baseline  Positive PD-L1  Negative PD-L1  5%  50%  10%  1%  20%  50%  5%  60%  15%  Encouraging Data in Low PD-L1 Patients Who Typically Do Not Respond to Checkpoint Inhibitors

 Durable Target Lesion Responses Based on Initial PD-L1 Status  23  Change from Baseline (%)  PD-L1 Evaluable ITT Population  Days from First Dose  Change from Baseline (%)  Days from First Dose  >1% PD-L1 Tumor Type at Baseline  <1% PD-L1 Tumor Type at Baseline  Positive PD-L1  Negative PD-L1  Durable Target Lesion Responses Observed in Difficult-to-Treat Low PD-L1 Patients

 24   HS-110 Shows Favorable Safety Profile to Date  ~1,000 HS-110 Doses – No Serious Adverse Reactions  Only one patient ended treatment due to a non-serious adverse reaction*No systemic use of steroids required to treat reactionsNo serious adverse reactions beyond those seen with standard of careNo additive toxicities to standard of care  *Represents the only patient of ~100 patients dosed with HS-110 who discontinued treatment for a study related adverse event  Immune Reaction*≤ Grade 3 toxicity  Week 1  Week 2  Injection Reactions

Heat Biologics

Summary of Phase 2 Interim Data

- Tumor shrinkage and disease control demonstrated in a majority of evaluable patients
  - Overall responses are durable and long lasting
  - Median overall survival has not yet been reached
- HS-110 shows effect in difficult-to-treat low TIL and low PD-L1 patients who typically do not respond to checkpoint inhibitors
  - HS-110 shows durable responses in low TIL “cold tumor” patients
  - HS-110 shows durable responses in low PD-L1 patients
- A trend of survival benefit is observed with higher ELISPOT activity reflective of tumor antigen-specific immune response

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 26  Heat Biologics Acquires Pelican Therapeutics  Unlocking the Body’s Natural Defenses with a Broad Range of Combination Therapies  Heat acquired 80% controlling interest in Pelican in May 2017Pre-clinical synergy with Heat’s ImPACT® and checkpoint therapy$15.2M grant award from the Cancer Prevention Research Institute of Texas (CPRIT) propels PTX-35 through a 70-patient, first-in-human clinical programPTX-35 is a potential best-in-class, T-cell co-stimulator specific to “killer” CD8+ “memory” T-cells  Pre-clinical studies highlight advantages over competing T-cell co-stimulator programs based on CD8+ T-cell specificity          Only Pelican is targeting TNFRSF25, an emerging target in immuno-oncology

Heat Biologics

Highlights from Pelican Pre-clinical Studies

- TNFRSF25 is preferentially expressed on CD8+ T-cells compared to other T-cell co-stimulators
  - Co-stimulation occurs only in the context of **TCR recognition of antigen**
  - Drives the development of **antigen-specific CD8+ T-cells** (mimics TL1A, the specific ligand of TNFRSF25)
- Superior activity is seen with TNFRSF25 in stimulating memory CD8+ cells relative to OX40, 4-1BB and GITR
- Agonism with TNFRSF25 mAb increases:
  - Effector cytokine function
  - Effector immune function
  - Survival in mouse models
- TNFRSF25 mAb results in increased survival compared to agonism of OX40, GITR, 4-1BB with respective agonist mAbs in mouse melanoma models

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 28  NSCLC Phase 2 interim data readout  File IND for HS-130 ComPACT trial  File IND for PTX-35 Phase 1 trial  Complete Phase 2 NSCLC enrollment  NSCLC Milestones  Pelican and ComPACT Milestones  Interim PTX-35 data readout  Interim ComPACT data readout      NSCLC Phase 2 interim data readout  Corporate Milestones

 29  Market Cap$34.4M1  Cash & Equiv.$27.7M2,3  NasdaqHTBX  Shares Outstanding32.5M  Share Price$1.061  Grant Funds$15.2M  Corporate Highlights  Closing price as January 2, 2018Includes November 2018 financingDoes not include grant funding due to Heat or its subsidiaries

 Investment Highlights   Potential Best in Class Oncology Treatment Off-the-shelf Therapies Clinical Data with Checkpoint Inhibitors Diverse Technology Platforms Strong Balance Sheet   30

   Cold Tumors  Hot Tumors    Turning COLD Tumors HOT  31

   Appendix  32

Heat Biologics

ImPact Generates an Adaptive Immune Response

2 signals Delivered to APCs:

- ✓ Antigen cross presentation to MHC class I via **CD91**
- ✓ Up regulation of co-stimulatory signals via **TLR2/4**


%OT-I/CD8+ T cells
%OT-2/CD4+ T cells
0
5
10
15
20
P
2
4
6
8
10
12
Day Post Transfer / Treatment

1. **Secretion of gp96-Ig** carrying tumor specific proteins represented on the patients tumor
2. **Activation of APCs** (TLR2/4) and cross-presentation of antigens (CD91)
3. **Specific T-cell receptor** engagement
4. **Clonal Expansion** of Tumor Antigen Specific T cells.


1
ImPACT™ vaccine:
Viagenpumatucel-L or
Vesigenurtacel-L
2
TLR2
CD91
TLR4
Dendritic Cell
MHC I
3
TCR
B7.1/B7.2
CD28
CD8+ T-Cell
gp96-Ig/antigen Complex
IFNγ
IL-12
NK Cell
Clonal Expansion Differentiation
4
Tumor Lysis
Tumor

33

 34  ImPACT® Manufacturing  Robust, Multi-antigen T-cell Activation  Frozen, fully-diluted single-dose vialFinal drug product: 1 million or 10 million cellsEasily scaled manufacturing  Low COG, off-the-shelf alternative to autologous therapies

 Cost-Effective Therapy  35  Source: “The Million-Dollar Cancer Treatment: Who Will Pay?, WSJ, 4/28/18   Them – Autologous Approach  Us – Allogeneic Approach       Scalable manufacturing          Nothing extracted          Ready-to-use / off-the-shelf          Intradermal injection          Lower cost of production than autologous cell therapies        Scalable, low cost manufacturing and delivery relative to autologous cell therapies

 ELISPOT Activity and Survival  36  High = ELISPOT activity above the median of patients tested Low = ELISPOT activity below the median of patients tested  A trend of survival benefit is observed higher ELISPOT activity of immune response  203  337  ELISPOT Evaluable ITT Population

Heat Biologics

Pre-clinical Data

Strong supporting pre-clinical data


CD8+ T-cell Activation
Peak OT-I/CD8 Frequency
15
10
5
0
**
***
***
Control
ImPACT
OX40
TNFRSF25
4-1BB
GITR
PD-L1
PD-1
CTLA-4
LAG-3
ImPACT + OX40
ImPACT + TNFRSF25
ImPACT + 4-1BB
ImPACT + GITR
ImPACT + PD-L1
ImPACT + PD-1
ImPACT + CTLA-4
ImPACT + LAG-3

- Higher T-cell responses observed in mice treated with *ImPACT* alone
- *ImPACT®* boosted CD+ T-cells to even higher levels when combined with co-stimulator agonist antibodies: OX40, TNFRSF25, PD-1
- Findings suggest synergies when combining *ImPACT* with Pelican's TNFRSF25 antibody

Source: Fromm et al. Society for Immunotherapy of Cancer Annual Meeting, 2016

37

 38  ComPACT™ Platform Technology  gp96-Ig  OX40L-Fc  The first potential dual-acting immunotherapy designed to deliver T-cell activation andco-stimulation in a single product – combination therapy without additive costs

       39  ComPACT™ Outperforms OX40 Monoclonal Antibodies in Pre-clinical Models   ComPACT generates ~50% complete tumor rejection compared to ~16% with OX40 agonist antibody combinations    Superior primary and memory T-cell response in mouse model    Translates into increased overall survival and tumor reduction in a mouse tumor model

 40  PTX-35 Comparative Pre-clinical Anti-tumor Activity   Schreiber T. et al. SITC 2014  Activity of agonists TNFRSF25, 4-1BB, OX40 and GITR during nine-day B16-F10 melanoma model  TNFRSF25 agonists leads to increased survival compared to other co-stimulatory antibodies  4-1BB and GITR agonists have a moderate impact on survival  TNFRSF25 agonist leads to markedly increased survival compared to other co-stimulatory antibodies

Heat Biologics

Preferential CD8+ T-cell Induction with TNFRSF25

Pre-clinical studies with murine agonist antibody shows preferential CD8+ T-cell Induction; differentiation from other T-cell co-stimulators

The frequency of antigen-specific memory CD4+ or memory CD8+ T-cells following treatment of mice with *ImPACT™* alone, or in combination with OX40 or TNFRSF25 antibodies


CD4+
CD8+
TCR Vα2
TCR Vβ5
0.4
6.8
1.5
6.8
9.5
8.4
16.9
49.3
% Antigen Specific Memory CD8+ T-cells
TNFRS25 - - + +
OX40 - + - +

TNFRSF25 preferentially 'boosts' CD8+ T-cell immunity, whereas OX40 is preferential to CD4+ T-cells

Schreiber et al. J Immunol 2012:189(7);3311-8

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Heat Biologics

Emerging Target in T-cell Co-stimulation

Many companies are pursuing co-stimulators with less specificity for CD8+ "memory" activation

Target	Agonist to Target	Clinical Stage	Company	Comments
4-1BB	PF-05082566 (utomilumab) BMS-663513 (urelumab)	Phase 1/2 in solid tumors; Phase 3 with quadruple combination B-cell lymphoma Phase 1/2 in refractory metastatic melanoma	Pfizer BMS	Phase 3 combination 4-1BB+epigenetic modulator+CD20 mAb and/or chemotherapy in refractory B-cell lymphoma Combinations with PD-1 inhibitor
CD27	CDX-1127 Anti-CD27	Phase 1/2 combination with checkpoint Pre-clinical	Celldex/BMS Merck/Aduro	Advanced refractory solid tumors; kidney cancer (sunitinab) Shows synergy with checkpoint inhibitors
OX40	MEDI0562 (tavolimab) GSK3174998 INCAGN01949 MOXR0916 PF-04518600 ABBV-368	Phase 1/2 in advanced solid tumors Phase 1/2 in advanced solid tumors Phase 1/2 in advanced solid tumors Phase 1/2 in advanced solid tumors Phase 1/2 in metastatic kidney cancer Phase 1/2 in advanced solid tumors	MedImmune/AZ GSK Incyte Genentech Pfizer AbbVie	Combination with PD-L1 (durvalumab); CTLA-4 (tremelimumab) Combination with PD-1 (Keytruda®) in advanced tumors Double/triple combinations: PD-1 and CTLA4; IgG1 Combination with PD-L1 inhibition Combination with Inlyta® (tyrosine kinase inhibitor); NCI and USC collaboration Phase 2 planned in head/neck + nivolumab
GITR	GWN323 INCAGN01876 MEDI1873 TRX-518	Phase 1 Phase 1 advanced tumors Phase 1 advanced tumors Phase 1 advanced tumors	Novartis Incyte/Agenus MedImmune/AZ Leap Therapeutics	Advanced tumors/lymphomas: planned combination studies, including PD-1 MoA involves Treg ADCC + co-stimulation Hexameric GITR ligand Fc disabled. Modulates Tregs and T-effector cell ratio
ICOS	JTX-2011	Phase 1/2	Celgene/Jounce	Advanced solid tumors
TNFRSF25	PTX-35	IND filing Q4 2018	Heat-Pelican	Advanced solid tumors

Only Pelican is targeting TNFRSF25, an emerging target in immuno-oncology

42

43  Expression of T-cell Co-stimulators  TNFRSF25 is preferentially expressed on CD8+ T-cells compared to other T-cell co-stimulators  Genomics Institute of the Novartis Research Foundation Su et al. PNAS 2004:101(16);6062-7  (red = high expression)